UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 7, 2020
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 7, 2020, Lennar Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders. The final results for each of the matters submitted to a vote of stockholders at the meeting were as follows:

(1)	The following individuals were elected as directors to serve until the 2021 Annual Meeting of Stockholders:

	Votes For	Votes Against	Votes Abstaining	Broker Non-votes
Rick Beckwitt	557,827,054	8,995,125	896,657	37,520,627
Irving Bolotin	533,246,678	33,574,403	897,755	37,520,627
Steven L. Gerard	501,884,338	64,937,028	897,470	37,520,627
Theron I. “Tig” Gilliam	520,979,675	45,831,516	907,645	37,520,627
Sherrill W. Hudson	517,613,928	49,198,762	906,146	37,520,627
Jonathan M. Jaffe	557,631,825	9,459,821	627,190	37,520,627
Sidney Lapidus	557,255,011	9,555,617	908,208	37,520,627
Teri P. McClure	515,467,694	51,345,742	905,400	37,520,627
Stuart Miller	557,069,315	10,024,992	624,529	37,520,627
Armando Olivera	547,048,675	19,763,422	906,739	37,520,627
Jeffrey Sonnenfeld	528,319,858	38,200,364	1,198,614	37,520,627
Scott Stowell	363,297,695	203,504,787	916,354	37,520,627

(2)
Stockholders approved, on an advisory basis, the compensation of our named executive officers described in the Proxy Statement dated February 26, 2020 relating to the Company’s 2020 Annual Meeting of Stockholders. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
485,819,891	80,815,932	1,083,013	37,520,627

(3)
Stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending November 30, 2020. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
592,173,218	12,452,429	613,816	—

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Document

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2020	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President, Chief Financial Officer and Treasurer

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